EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Gilman + Ciocia, Inc. (the "Company") for the fiscal year ended June 30, 2004, as amended by this Form 10K/A, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, Michael P. Ryan, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Michael P. Ryan
    --------------------------
Name: Michael P. Ryan
      Chief Executive Officer

Date: February 1, 2005